SCUDDER
                                                                     INVESTMENTS

Scudder Fixed-Income Fund

Scudder Short Duration Fund
(formerly Scudder Short-Term Fixed Income Fund)

Scudder Municipal Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder High Income Plus Fund
(formerly, Deutsche High Yield Bond Fund)

Supplement to the currently effective Institutional Class
Prospectus Dated February 28, 2002, as revised August 19, 2002 of each of the listed funds:

INSTITUTIONAL SHARES

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Effective February 1, 2003, the following funds are no longer be offered through this prospectus

o  Scudder Fixed Income Fund

o  Scudder Short Duration Fund (formerly, Scudder Short-Term Fixed Income Fund)

o  Scudder High Income Plus Fund (formerly, Deutsche High Yield Bond Fund)










February 1, 2003